

SHARON
- AI -

COMPANY PRESENTATION

MARCH 2026

Disclaimers

This presentation (this "Presentation") is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt.

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Sharon AI Holdings Inc. ("Sharon AI") assumes no obligation to update the information in this Presentation, except as required by law. In all cases, interested parties should conduct and rely on their own investigation and analysis of Sharon AI and the information contained herein, including the merits and risks involved.

No Offer of Solicitation

This Presentation does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Representation or Warranties

All information is provided "AS IS" and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Sharon AI or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Sharon AI has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Sharon AI. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data

In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Sharon AI competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Sharon AI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Sharon AI with the SEC, and such differences may be material. In particular, all Sharon AI projected financial information included herein is preliminary and subject to risks and uncertainties. Any variation between Sharon AI's actual results and the projected financial information included herein may be material. This Presentation also contains non-GAAP financial measures and key metrics relating to the company's projected future performance. A reconciliation of these non-GAAP financial measures to the corresponding GAAP measures on a forward-looking basis is not available because the various reconciling items are difficult to predict and subject to constant change.

Use of Projections

This Presentation may contain projected financial information with respect to Sharon AI. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Cautionary Statements Regarding Forward Looking Statements

This Presentation may contain forward-looking statements including, but not limited to, Sharon AI's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "intends," or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in certain of Sharon AI's reports filed with the SEC under the heading "Risk Factors." These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Sharon AI believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sharon AI is not under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

In addition to factors previously disclosed in Sharon AI's reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding Sharon AI's strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Sharon AI's ability to invest in growth initiatives and pursue acquisition opportunities; (ii) limited liquidity and trading of Sharon AI's securities; (iii) geopolitical risk and changes in applicable laws or regulations; (iv) the possibility that Sharon AI may be adversely affected by other economic, business, and/or competitive factors; (v) operational risk. Any financial projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sharon AI's control. While all projections are necessarily speculative, Sharon AI believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Presentation should not be regarded as an indication that Sharon AI, or ITS representatives, considered or consider
the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. The foregoing list of factors is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Sharon AI and is not intended to form the basis of an investment decision in Sharon AI. Readers should carefully review the foregoing factors and other risks and uncertainties described in the "Risk Factors" section of the reports, which Sharon AI has filed or will file from time to time with the SEC. There may be additional risks that Sharon AI does not presently know, or that Sharon AI currently believes are immaterial, that could cause actual results to differ from those contained in forward looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward – looking statements in this Presentation. All subsequent written and oral forward-looking statements concerning Sharon AI or other matters and attributable to Sharon AI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

1

2025 - Building The Platform
2026 - Acceleration



2025 – Building The Platform

SHARON -AI-

Key Events CY2025

- US$100M raised via Convertible Note
- Secured up to 50MWs of data center capacity
- Cisco Strategic Enterprise go-to-market partnership formed
- NVIDIA Reference Architecture cluster deployment at NEXTDC Tier IV data center in Australia begins
- Digital Alpha Advisers LLC strategic investment, including participation in convertible note and up to US$200M revenue share facility

Key Events CY2025

- Texas Critical Data Centers (TCDC) joint venture project acquired
- Phase 1 & 2 engineering at TCDC joint venture project completed
- Expansion of board, management and operational team
- Sharon AI merger with Roth CH Acquisition Corp completed
- Binding term sheet for the sale of 50% interest in TCDC joint venture project received for US$70M

2026 - Acceleration

SHARON -AI-

Key Events Q1CY2026

- Listed on Nasdaq Capital Market February 2026, raising US$125M in a concurrent underwritten public offering
- Key customer win – Canva
- Completion of the sale of 50% ownership interest in Texas Critical Data Centres (TCDC) for US$70M
- Expanded expected data center capacity from 50MWs to 70MWs
- Sharon AI and Cisco launch Australia's First Secure AI Factory

Key Events Q1CY2026

- Secured up to US$500m debt facility from USD.AI
- Key customer win - US-based AI native inference cloud provider
- Strategic Partnership with World Wide Technology for large-scale, high-performance AI infrastructure engineering and supply chain solutions
- Sharon AI, Lenovo, Vast Data launch 1K B200 cluster at NEXTDC M3

2

About Sharon AI



Who is Sharon AI?

SHARON -AI-

Sharon AI is an **Australian Neocloud operator**, purpose-built to **power the next generation of Artificial Intelligence (“AI”) and High-Performance Computing (“HPC”)**

01

A pure-play Neocloud platform

- Sharon AI’s infrastructure is architected from the ground up to meet the specific, intensive and complex demands of modern AI training and inference workloads, ML, and Gen AI
- Sharon AI is an NVIDIA Cloud Partner (NCP), providing a significant strategic advantage across the region (1 of only 3 NCPs in the region)
- Rather than incurring large capital expenditure and multi-year investment in building its own data centres, Sharon AI deploys its AI infrastructure directly into the facilities of data centre partners

02

A best in-class partner ecosystem, enabling rapid deployment

- Sharon AI has partnered with global leaders in the AI ecosystem to ensure successful and on time delivery of Sharon AI’s core GPU-as-a-Service offering
  1. NEXTDC serves as the primary co-location data centre provider
  2. Cisco serves as a core technology and go-to-market partner, supporting Sharon AI’s enterprise sales strategy across APAC
  3. WWT serves as an end-to-end execution partner, supporting the delivery of large-scale AI infrastructure across design, procurement and deployment

03

A proven ability to deliver performance, underpinning recent contract momentum

- 70MW of secured data centre capacity, up from 50MW in 2025. Sharon AI has demonstrated an ability to deliver higher efficiency and performance from advanced GPU infrastructure than traditional cloud environments.
- Recently announced launch of Australia’s first Cisco Secure AI Factory.

04

NASDAQ-listed, with supportive capital partners across equity and debt to fund growth ambitions

- In February 2026, Sharon AI listed on the NASDAQ, raising US$125m in a concurrent underwritten public offering. This transaction was a key strategic step in enabling Sharon AI to access the largest public capital market in the world.

The Problem We're Solving

The Problem

AI adoption is accelerating faster than the infrastructure required to support it

- Demand for AI training and inference has outpaced the global supply of high-performance GPUs, and power-dense data centres which have increasingly long lead-times
- Enterprises, AI-native companies and governments struggle to access dedicated, predictable, and scalable AI compute
- Hyperscale clouds are optimised for general workloads — not deterministic, non-contended AI performance
- Increasing requirements for sovereign data residency, security and compliance further constrain options

There is a structural gap between AI ambition and fit-for-purpose AI infrastructure

Our Mission

To be the trusted sovereign AI infrastructure platform enabling AI at scale in the APAC region

- Deliver dedicated, HPC and GPU compute built to NVIDIA reference architecture
- Provide secure, sovereign, low-latency AI infrastructure hosted in world-class Australian data centres
- Enable customers to move from experimentation to production with speed, certainty and capital efficiency
- Partner deeply across the AI ecosystem to ensure access to next-generation GPUs, power and connectivity
- Build essential digital infrastructure that underpins the next generation of AI applications

Sharon AI exists to make large-scale AI deployment reliable, scalable and economically viable

Industry Drivers - Scale

We believe the scale of the opportunity, and the investment...

is still not yet fully appreciated, nor understood...



Meta Hyperion
Holly Ridge, LA (2028)
xAI Colossus 1
Memphis, TN (2025)
OpenAI Stargate
Abilene, TX (2026)

Source: "The largest AI data center campuses will soon be a fifth the size of Manhattan", Epoch, AI, 19 November 2025.

Our Approach is to Partner With Global Leaders

SHARON -AI-

Sharon AI has partnered with global leaders in AI and digital infrastructure to ensure successful best practice and on time delivery of Sharon AI's solutions



NEXTDC
Lenovo
VAST
NVIDIA
Partner
SHARON
-AI-
World Wide Technology
Megaport
CISCO

- **NVIDIA** is the designer and technology provider of the AI processors (GPUs) used by Sharon AI and is a key partner under NVIDIA's NCP program.
- **NEXTDC** serves as the primary co-location data centre provider, hosting Sharon AI's hardware infrastructure
- **Cisco** serves as a partner for Managed Enterprise Cloud AI Solutions, expanding our GTM sales opportunities in Asia-Pacific
- **WWT** serves as an end-to-end execution partner, supporting the delivery of large-scale AI infrastructure across design, procurement and deployment
- **Lenovo** provides access to hardware procurement and lifecycle services as part of the TruScale program
- **VAST** provides access to InsightEngine and underlying VAST AI OS
- **Megaport** provides company with access to its secure network, including 1,000 data centres across 26 countries

Data Sovereignty & Regulations to Drive Regional Champions

SHARON AI

Tightening data sovereignty and privacy rules in Australia and the US are generating a structural advantage for trusted, in-country AI infrastructure providers like Sharon AI

Consecutive US administrations have considered curbing global chip shipments

	Regulations	Description
US	*AI Gov. Framework*	*Guidance for AI deployment*
US	*CLOUD Act*	*Grants US authorities data access*
US	*HIPAA*	*Regulates health information*
US	*American Privacy Rights Act (Proposed)*	*State-level consumer data protection*
Australia	*SOCI Act*	*Mandates security / resilience reporting*
Australia	*Privacy Act 1988 and Aus Privacy Principles*	*Regulates handling of personal data*
Australia	*CPS 234*	*Financial services information security*
Australia	*My Health Record Act 2012*	*National electronic health records*



Tier 1 (Most permissive)
Tier 2
Tier 3 (Most restrictive)

Source: Frost and Sullivan. William Barney, Chairman, Asian Century Equity, January 2025

Barriers to Entry a Key Driver of Success for Early Entrants

SHARON -AI-

Graphics Processing Unit (GPU) scarcity, grid constrained high-density power, tightening data regulation, and capital requirements establish barriers to entry for the global Neocloud market

GPU Allocation

- Securing timely access to GPUs remains a key challenge
- Manufacturing constraints and hyperscaler prioritization reduces supply
- Emerging providers must navigate long lead times and competition from larger incumbents
- NVIDIA Cloud Partner Program (NCP) membership serves as a key mitigant to allocation headwinds for Sharon AI

Power Access

- Rapid growth in AI workloads is reshaping data center infrastructure requirements
- High-performance GPU clusters demand a substantial and reliable power supply
- Sharon AI's relationship and agreement with NEXTDC and other data center operators aligns demand for high-density compute with medium and long-term power planning

Regulations

- Countries increasingly mandate that sensitive data including customer information or AI model datasets remain within national borders
- Providers must establish localised infrastructure, ensure secure data handling, and adapt to evolving regulatory frameworks, which raises operational costs and slows international expansion

Capital and Talent

- High capital investment required across GPU procurement, data center construction, networking infrastructure, and maintenance operations
- Must also attract engineers specializing in HPC, distributed AI systems, and data center operations

Source: Frost and Sullivan.

3

Forward Data Center Capacity, Illustrative Revenue and Unit Economics Analysis



Sharon AI's Medium-Term Outlook

SHARON -AI-

Sharon AI has secured data center capacity to deliver AI Factories with up to 70MWs of compute ready for deployment in 2026 and early 2027 with our data center partners, plus a roadmap to ~1GW of Land, Power a Shell.



Up to 50MWs Secured at NEXTDC
Oct 25
Confirmed capacity to enable Sharon AI to deliver 2026 commercial strategy
US$100m Convertible Note Capital Raising
Dec 25
Raised US$100m via convertible note to facilitate expansion plans
Sold Texas Project for US$70m, Nasdaq listing raising US$125m
1Q26
Proceeds used to accelerate Sharon AI's core GPU Cloud business
+9MWs B200/B300/ GB300 clusters
1H26
Delivery of up to 9MWs into existing NEXTDC data centers
+21MWs B300/GB300 clusters
3Q26
Delivery of up to 30MWs into existing NEXTDC and other data centres
+20MWs B300/GB300 clusters
4Q26
Delivery of up to 50MWs into existing NEXTDC and other data centers
+20MWs B300/GB300 clusters
1Q27
Delivery of up to 70MWs into existing NEXTDC and other data centers
Additional Data Center Capacity
CY27/CY28
Further compute capacity facilitated by additional data center capacity under negotiation
Forward looking statements

Illustrative Customer Contract Lifecycle

SHARON -AI-

Sharon AI operates 'take-or-pay' revenue model whereby customers pay monthly revenue for reserved capacity which ensures 100% utilization once fully deployed, mitigating contract risks

During contract GPU + network infrastructure life 3-5yrs

Contract signing	GPU + network Infrastructure purchase & installation		AI/HPC Cloud Operational	
Initial customer prepayment PO submitted for GPU network infrastructure	Payment for GPU + network infrastructure at delivery	2-4wk installation	Revenue recognized monthly	
Month 1	Month 3	Month 3-4	Month 5-30	Month 30-54
Initial deposit	GPU + network infrastructure delivery		Monthly payments	

01

Contract signing and prepayment

Month 1

Customer provides initial prepayment at execution of term contract, which allows Sharon AI to submit purchase order for specific GPU and network required to service the contract

02

Procurement and installation

Months 1–4

Hardware delivered within ~4 months of contract signing. Final payment for the equipment made upon delivery, and infrastructure is then installed and configured

03

Operational phase

Months 5–60

Infrastructure is operational and Sharon AI generates monthly revenue for duration of contract term for reserved capacity on take-or-pay basis ensuring 100% utilisation

Post contract GPU + network infrastructure life 2yrs+

New multi-year contract

and / or

On-demand consumption

04

Post contract lifestyle

Years 3-6

Useful economic life of GPU and network infrastructure expected to extend for 2 or more years beyond initial contract term

Option to:

- Re-contract to same customer at lower rates;
- Sell capacity on spot or on-demand market through GPU aggregator platforms; or
- Redeployed through Sharon AI inference engine for token-based consumption

Revenue Model

SHARON -AI-

Sharon AI operates a hybrid revenue model that has evolved deliberately from on-demand usage to a term-based take-or-pay offtake as the business has scaled

On-demand (PAYG)

- Usage-based, on-demand pricing for GPU compute, storage and interconnect
- Customers pay based on *GPU hours consumed*, *hardware type* (e.g. L40s, A40, H100, H200), *storage and network usage*

Initially critical to company development:

- Validated unit economics of infrastructure
- Stress-testing orchestration, scheduling and performance isolation
- Compliance with NVIDIA reference architectures
- **Establish track record for certification as NCP**

Take-or-Pay

- Term-based take-or-pay contracts where customers commit to fixed GPU capacity block
- Minimum revenue guaranteed regardless of actual usage, provides ability to underwrite financing of GPUs, procurement efficiency, capacity planning (B200, B300, GB300)

Fundamental to achieving scale:

- Transition from validation phase to infrastructure scale phase providing mission-critical enterprise AI
- Mitigates GPU supply risk in a constrained market
- Supports underwriting of GPU-backed debt facilities
- Enables deployment of GPU clusters at scale

Transition to a take-or-pay contracting framework supports capital intensive, large-scale AI infrastructure deployment

The take-or-pay contracting model underpins predictable revenue, financing efficiency and GPU procurement, while on-demand remains a complementary channel for growth, overflow and post-contract monetization

Illustrative GPU Annual Revenue Analysis

SHARON -AI-

Illustrative GPU Annual Revenue equals stated number of GB300 GPUs x stated GB300 GPU Rates per Hour x 8,760 hours (per year) x 100% assumed term contract utilization (in USD).

Number of GB300 GPU	Approx. MWs	GPU Rate per Hour (USD) $3.00	$3.50	$4.00	$4.50	$5.00
2,304	5MWs	$61m	$71m	$81m	$91m	$101m
4,608	10MWs	$121m	$141m	$161m	$182m	$202m
9,216	20MWs	$242m	$283m	$323m	$363m	$404m
13,824	30MWs	$363m	$424m	$484m	$545m	$605m
18,432	40MWs	$484m	$565m	$646m	$727m	$807m
23,040	50MWs	$605m	$706m	$807m	$908m	$1,009m

Illustrative Unit Economics for 4,608 x GB300 GPU (4K) cluster

Assumptions include:

- 4,608 x NVIDIA GB300 GPUs generating $4.00/hr/GPU
- Capex fully funded, payback 3 years, expected useful life of 6 years
- Gross Profit = Revenue minus Direct Costs (Power and Data Center costs)

Operation	**Annual**
Revenue	$161,464,320
COGS	($25,435,933)
GP	$136,028,387
GP%	84%

Capex	
GPU/Server	$321,600,000
Colo Setup	$9,750,000
Network Capex	$80,400,000
Total	$411,750,000

All assumptions and projections are illustrative only and actual results will vary. There can be no assurances that all the assumed capex can be raised, GPUs can be deployed under existing colocation contracts, assumed utilisation metrics will be met or that assumed GPU hourly rates will be achieved. Market information as of March 2026.



Evolution of Market Share in the US

SHARON -AI-

The US GPU market has shifted from hyperscale-dominated supply to a bifurcated system where Neoclouds now absorb demand at scale. The similar growth trajectories across Neoclouds at different points in time evidence rapid demand is ongoing



Estimated market share (as at end 2024)
27%
22%
12%
9%
2%
1%
1%
1%
9%
16%
aws
Microsoft Azure
Google Cloud
CoreWeave
Lambda
NEBIUS
Crusoe
WHITEFIBER
GPU Cloud Marketplaces
Other
Coreweave data centre installed base over time (000's GPUs)
17
53
250
2023
2024
2025
Nebius data centre installed base over time (000's GPUs)
16
62
329
2024
2025
2026e

Source: Frost and Sullivan. CoreWeave and Nebius public disclosure.

4

2025 Financial Summary



Statutory Results

SHARON -AI-

Income Statement (USD '000s)	FY25	FY24
Revenue	1,567	438
Cost of Revenue	(1,466)	(720)
Gross Profit	**101**	**(282)**
Share-based compensation	1,762	254
Selling, general & administrative	12,117	2,369
Other expenses / (income), net	8	1,126
Income (loss) from operations	**(13,786)**	**(4,030)**
Change in fair value of digital assets	(406)	158
Change in fair value of warrants	445	0
Change in fair value of convertible notes	(26,031)	0
Interest expense, net	(253)	(19)
Loss before income taxes	**(40,031)**	**(3,891)**
Income tax benefit / (expense)	216	(33)
Net Loss	**(39,815)**	**(3,924)**
Less: NCI	(191)	(19)
Net Loss attributable to SharonAI Holdings	**(39,624)**	**(3,905)**
EPS (basic & diluted)	(4.04)	(0.77)

Balance Sheet (USD '000s)	31-Dec-25	31-Dec-24
ASSETS		
Cash and cash equivalents	71,073	4,425
Conv. note proceeds receivable	15,171	0
Trade and other receivables	750	985
Assets held for sale	1,135	0
Other current assets	288	801
Total current assets	**88,417**	**6,210**
Property and equipment, net	15,208	4,576
Right-of-use assets, net	7,141	935
Goodwill	18,044	18,044
Other non-current assets	4,330	2,381
TOTAL ASSETS	**133,140**	**32,146**
LIABILITIES & EQUITY		
Trade and other payables	3,433	958
Convertible notes	129,017	0
Finance leases & other current liabilities	6,920	192
Total current liabilities	**139,370**	**1,150**
Non-current liabilities	3,918	1,088
TOTAL LIABILITIES	**143,288**	**2,238**
Total stockholders' equity	**(10,148)**	**29,909**
TOTAL LIABILITIES & EQUITY	**133,140**	**32,146**

Non-GAAP Analysis at 31 December 2025

SHARON -AI-

Balance Sheet (USD '000s)	31-Dec-25	Proforma	31-Dec-25	Notes
ASSETS		Total		
Cash and cash equivalents	71,073	127,529	198,602	Pre-IPO Notes Receivable, Payment of Yorkville loan, TCDC sale, NASDAQ IPO
Conv. note proceeds receivable	15,171	34,829	50,000	Pre-IPO Notes Receivable, TCDC sale
Trade and other receivables	750	19,850	20,600	TCDC sale
Assets held for sale	1,135	0	1,135	
Other current assets	288	0	288	
Total current assets	**88,417**	**182,208**	**270,625**	
Property and equipment, net	15,208	0	15,208	
Right-of-use assets, net	7,141	0	7,141	
Goodwill	18,044	0	18,044	
Other non-current assets	4,330	(3,414)	915	TCDC sale
TOTAL ASSETS	**133,140**	**178,793**	**311,933**	
LIABILITIES & EQUITY				
Trade and other payables	3,433	13,108	16,542	TCDC sale
Convertible notes	129,017	0	129,017	
Finance leases & other current liabilities	6,920	(1,583)	5,336	Payment of Yorkville loan, TCDC sale
Total current liabilities	**139,370**	**11,525**	**150,895**	
Non-current liabilities	3,918	0	3,918	
TOTAL LIABILITIES	**143,288**	**11,525**	**154,813**	
Total stockholders' equity	**(10,148)**	**167,268**	**157,120**	
TOTAL LIABILITIES & EQUITY	**133,140**	**178,793**	**311,933**	

SEE "FINANCIAL INFORMATION: NON-GAAP FINANCIAL MEASURES" ON DISCLAIMER PAGE 2

5

Summary







Why **Sharon AI?**

SHARON -AI-

Structural tailwinds are forecast to drive hyper-growth of the Neocloud sector

Sharon AI has a leadership position in APAC.

This combined with world class partner strategy, underpin rapid growth

NASDAQ-listed, with supportive capital partners across equity and debt to support growth ambitions

6

Appendices



Executive Team

SHARON -AI-

We are a highly experienced team of entrepreneurs, engineers and industry professionals. Our executive team has held senior roles at leading technology and financial institutions including **Microsoft, IBM, Equinix, Goldman Sachs, Vault Cloud, Rackspace, Macquarie Bank, TPG Telecom, Vodafone, Digital Pacific, JP Morgan, Citigroup, and Thomson Geer** - bringing deep, diversified expertise in AI, Energy Infrastructure, Cloud Computing & Capital Markets.

Founder led



James Manning
Co-Founder & CEO



Andrew Leece
Co-Founder & COO



Nick Hughes-Jones
Co-Founder & Head of Corporate Development



Tim Broadfoot
CFO



Dan Mons
CTO



Linton Burling
CRO



Kieran Habojan
Head of Sales



Wolf Schubert
Country Manager (USA)



Ross Barrows
Head of Capital Strategy & Investor Relations



Tim Flahvin
General Counsel



Kat Manning
Head of Human Resources



James Pickens
Head of Operations

Board of Directors

Highly experienced board combining global technology, infrastructure, capital markets and governance expertise to guide Sharon AI through scale, regulation and long-term value creation. holding historical roles at **Microsoft, Paypal, Nokia, Western Union, Silverpoint Capital, Superloop, Megaport, TSS Inc, Credit Suisse, Docusign, T-Mobile and McKinsey & Company.**



James Manning
CEO & Chairman



Drew Kelton
Non-Executive
Independent Director



Peter Woodward
Non-Executive
Independent Director



Ben Adams
Non-Executive
Independent Director



Alastair Cairns
Non-Executive
Independent Director

Sharon AI's Proprietary Software Orchestration

Sharon AI has developed enterprise-grade GPU delivery, abstracted into a self-service cloud

- Enterprises
- Government
- Hyperscalers
- AI Labs & Devs

Input controls feeding orchestration

Customer requests	Contracts/reservation	Sovereignty rules
GPU type, deployment mode, term/on-demand	Take-or-pay or election for prepaid capacity	Data residency, regulated workloads

Sharon AI Cloud Portal

Self-Service | API-First

Proprietary control plane and orchestration

- Entitlement & quotas
- Policy & compliance engine
- GPU scheduling & placement
- Environment provisioning
- Monitoring & SLA enforcement

Provisioning outputs

Bare Metal GPUs	VM Environments	Kubernetes/containers
Dedicated GPUs, non-contended	Enterprise isolation	Platform-native AI workflows

NB: All modes automated and self-provisions

Physical infrastructure & delivery stack

Compute — **GPU Superclusters**
NVIDIA Reference Architecture
B200 | B300 | GB300

Network — **High-Bandwidth Fabric**
Non-blocking spine & leaf
InfiniBand-class interconnects
private enterprise connectivity

Storage — **High-Performance AI Storage**
S3-compatible object storage
Low-latency SSD tiers
Integrated data pipelines

DCs — **Tier III / IV DCs**
Sovereign hosting
Liquid-ready, high-density
Multi-operator strategy

Smart GPU Economics
Training routed to newest GPUs
Inference optimised across fleet
Extended GPU life

Sharon AI abstracts scarce GPUs into a scalable, sovereign utility—delivered like cloud, with infrastructure-level performance

Target Customers and Illustrative Use Cases

SHARON -AI-

Sharon AI solutions are targeted at a broad range of customers which require sovereign, high-performance AI infrastructure for training, inference and mission-critical workloads at scale

Enterprises	▪ Corporations integrating AI into workflows and require scalable infrastructure for model training and inference ▪ ***Use cases:*** *ML model training, inference, data analytics, generative AI applications*
Hyperscalers	▪ Large global cloud and internet platform companies that procure GPU and data centre capacity in massive contiguous blocks to run and scale their own cloud services and AI workloads ▪ ***Use cases:*** *Building dedicated AI clusters, inference at scale, model serving*
AI Labs	▪ AI research firms dedicated to researching, developing and applying AI require scalable infrastructure ▪ ***Use cases:*** *ML model training, inference, data analytics, generative AI applications*
Research Institutes and Universities	▪ Academic and scientific organizations conducting complex simulations and data-intensive research that depend on high-performance parallel processing capabilities ▪ ***Use cases:*** *LLM development, model research, compute intensive proof of concepts*
Governmental Authorities	▪ Public sector bodies seeking sovereign cloud capabilities and secure infrastructure for sensitive computational tasks ▪ ***Use cases:*** *High performance computing, climate modelling, genomics, scientific simulation*
AI Start-ups and Developers	▪ Early-stage companies and individual developers requiring flexible, on-demand access to powerful GPU resources ▪ ***Use cases:*** *Sovereign AI infrastructure, secure computing, defence applications*
GPU Aggregators and Marketplaces	▪ Platforms that aggregate GPU capacity from various providers to serve a broad user base. These customers provide Sharon AI with immediate access to a wide demand pool ▪ ***Use cases:*** *Immediate access to broad customer pools, spot and short-term market participants*